AMENDMENT NO. 4
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)


      The Amended and Restated Master Distribution Agreement (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 to the Agreement, (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended as follows:

      Schedule A-1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

      AIM ADVISOR FUNDS
      -----------------

      PORTFOLIOS

      AIM International Core Equity Fund

      AIM EQUITY FUNDS
      ----------------

      PORTFOLIOS

      AIM Aggressive Growth Fund
      AIM Basic Value II Fund
      AIM Blue Chip Fund
      AIM Capital Development Fund
      AIM Charter Fund
      AIM Constellation Fund
      AIM Core Strategies Fund
      AIM Dent Demographic Trends Fund
      AIM Diversified Dividend Fund
      AIM Emerging Growth Fund
      AIM Large Cap Basic Value Fund
      AIM Large Cap Growth Fund
      AIM Mid Cap Growth Fund
      AIM U.S. Growth Fund
      AIM Weingarten Fund

      AIM FUNDS GROUP
      ---------------

      PORTFOLIOS

      AIM Balanced Fund
      AIM Basic Balanced Fund
      AIM European Small Company Fund
      AIM Global Utilities Fund
      AIM Global Value Fund
      AIM  International Emerging Growth Fund
      AIM Mid Cap Basic Value Fund
      AIM New Technology Fund
      AIM Premier Equity Fund
      AIM Premier Equity II Fund
      AIM Select Equity Fund
      AIM Small Cap Equity Fund

      AIM GROWTH SERIES
      -----------------

      PORTFOLIOS

      AIM Basic Value Fund
      AIM Mid Cap Core Equity Fund
      AIM Small Cap Growth Fund
      AIM Global Trends Fund

      AIM INTERNATIONAL FUNDS, INC.
      -----------------------------

      PORTFOLIOS

      AIM Asia Pacific Growth Fund
      AIM European Growth Fund
      AIM Global Aggressive Growth Fund
      AIM Global Growth Fund
      AIM International Growth Fund

      AIM INVESTMENT FUNDS
      --------------------

      PORTFOLIOS

      AIM Developing Markets Fund
      AIM Global Energy Fund
      AIM Global Financial Services Fund
      AIM Global Health Care Fund
      AIM Global Science and Technology Fund
      AIM Libra Fund
      AIM Trimark Endeavor Fund
      AIM Trimark Fund
      AIM Trimark Small Companies Fund

      AIM INVESTMENT SECURITIES FUNDS
      -------------------------------

      PORTFOLIOS

      AIM High Yield Fund
      AIM Income Fund
      AIM Intermediate Government Fund
      AIM Money Market Fund
      AIM Municipal Bond Fund
      AIM Total Return Bond Fund
      AIM Real Estate Fund


      AIM SPECIAL OPPORTUNITIES FUNDS
      -------------------------------

      PORTFOLIOS

      AIM Opportunities I Fund
      AIM Opportunities II Fund
      AIM Opportunities III Fund


      AIM TAX-EXEMPT FUNDS
      --------------------

      PORTFOLIO

      AIM High Income Municipal Fund"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  November 4, 2003

                                          EACH FUND (LISTED ON SCHEDULE A-1
                                          ON BEHALF OF THE SHARES OF EACH
                                          PORTFOLIO LISTED ON SCHEDULE A-1

                                          By:  /s/ Kevin M. Carome
                                               -------------------------------
                                               Name: Kevin M. Carome
                                               Title:Senior Vice President



                                          A I M DISTRIBUTORS, INC.


                                          By:  /s/ Gene L. Needles
                                               -------------------------------
                                               Name: Gene L. Needles
                                               Title:President